UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2022

TuSimple Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9191 Towne Centre Drive, Suite 600
San Diego, CA 92122
(Address of principal executive offices, including zip code)
(619) 916-3144
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a vote of Security Holders.
TuSimple Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 9, 2022. The Company’s stockholders voted on the election of five (5) of its existing directors to serve until the annual meeting of stockholders to be held in 2023 or until their successors are duly elected and qualified and the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. At the beginning of the Annual Meeting, there were 104,683,326 shares of Class A common stock and 24,000,000 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented 78.51% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 12, 2022 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.

The final voting results were as follows:
1.With respect to the election of the five (5) nominees as directors of the Company, the votes were cast for the nominees as set forth opposite their names below:

	Votes For	Votes Withheld	Broker Non Votes
Xiaodi Hou	294,885,766	8,475,393	41,322,169
Brad Buss	289,234,375	14,126,784	41,322,169
Karen C. Francis	293,431,741	9,929,418	41,322,169
Michelle Sterling	293,551,696	9,809,463	41,322,169
Reed Werner	303,068,798	292,361	41,322,169

2.With respect to the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, the votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
344,139,431	93,292	450,605	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ James Mullen
James Mullen
Chief Administrative and Legal Officer
Dated: June 13, 2022